EXHIBIT 32.2

                         CERTIFICATION PURSUANT TO RULE
                         13a-14(b) UNDER THE SECURITIES
                       EXCHANGE ACT OF 1934 AND 18 U.S.C.
                      SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report of Syms Corp (the "Company") on Form 10-Q for the period ended August 28, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Antone F. Moreira, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to Rule 13a-14(b) under the Securities Exchange Act of 1934 and 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                  /s/ Antone F. Moreira
                                                  ---------------------
                                                  Antone F. Moreira
                                                  Chief Financial Officer
                                                  Syms Corp
                                                  October 7, 2004


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.